SEI INSURANCE PRODUCTS TRUST

VP Defensive Strategy Fund
VP Conservative Strategy Fund
VP Moderate Strategy Fund
VP Market Plus Strategy Fund
VP Balanced Strategy Fund
VP Market Growth Strategy Fund
(the "Funds")

Supplement Dated June 25, 2020
to the Funds' Class II Shares and Class III Shares Summary Prospectuses and Statutory
Prospectuses, each dated April 30, 2020 (the "Prospectuses"), and the Funds' Statement of
Additional Information ("SAI"), dated April 30, 2020

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

Liquidation of the Funds

At a meeting of the Board of Trustees (the "Board") of SEI Insurance Products Trust (the "Trust") held on June 23, 2020, the Board approved the liquidation of the Funds, each a series of the Trust. The decision to liquidate was based on the Funds' low asset levels, which were not expected to grow and which have impaired the viability of the Funds. Accordingly, the Funds will commence the orderly liquidation and distribution of their portfolios pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the Funds' liquidation proceeds. It is currently expected that the liquidation proceeds of the Funds will be distributed to shareholders on or about September 25, 2020.

In anticipation of the Funds liquidating, the Funds may convert all or substantially all of their assets to cash or cash equivalents. Therefore, the Funds may not be managed in accordance with their stated investment strategies and may deviate from their investment policies going forward, pending the distribution of the liquidation proceeds.

The tax impact of a shareholder's redemption, including any mandatory redemption made in connection with a liquidation, depends on the shareholder's particular facts and circumstances. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1287 (6/20)